SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8 K / A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                December 23, 2001
                                (Date of report)

                            VIANET TECHNOLOGIES, INC.


Delaware                        033-55254-19                87-0434285
(State of Incorporation) (Commission File Number)       (IRS Employer ID)

                   6509 Windcrest, Suite 160, Plano, TX 75024
                    (Address of Principal Executive Offices)

                                 (972) 543-2700
                         (Registrant's Telephone Number)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
See Item 2 below.

ITEM 2.  BUSINESS COMBINATION

On December 23, 2001, Vianet Technologies, Inc. entered into an Agreement and Plan of Merger with Comservices Acquisition Corp., a Delaware corporation wholly-owned by the Company, and Comservices Corporation, a Nevada corporation, which had changed its registered name to Comm-Services Corporation. Pursuant to the terms of the Agreement and Plan of Merger which closed on December 31, 2001, Comservices Acquisition Corp. acquired all of the issued and outstanding shares of capital stock of CSC from the CSC Stockholders in exchange for an aggregate of 349,293,656 newly issued shares of the Company's common stock (the "Acquisition"), which shares represent 60% of the Company's issued and outstanding shares immediately following the completion of the transaction. Concurrently with the Acquisition, CSC was merged with and into Subsidiary, which then changed its name to Comservices Corporation. As a condition to the Acquisition, the Company's existing directors have appointed Mr. Victor Goetz and Mr. Stephen Wagner to serve as Directors of the Company. Such persons have been appointed to fill the existing vacancies created by the resignation of prior directors.

As a condition to the Closing of the Merger, the holders of an aggregate of $9,176,000 principal amount of outstanding convertible debentures of the Company agreed to convert such debentures into common shares, including accrued interest and penalties, at a conversion price of $0.10 per share. As a result of the conversions, an aggregate of 99,145,172 shares of common stock were issued to the convertible debenture holders upon conversion of the debentures.

In addition, concurrently with the closing of the Acquisition, the Company completed a private sale of 4,222,222 shares of its common stock for gross proceeds of $380,000.

At the Annual General Meeting of the Company, held on December 28, 2001, the stockholders of the Company approved, amongst other matters, an increase the authorized capital of the company to 750,000,000 common shares. After the Acquisition, the Conversions and the Private Placement (hereinafter collectively referred to as the "Transactions"), the Company has an aggregate of 582,155,856 shares of common stock issued and outstanding.

The shares of Common Stock issued in connection with the Transactions are not registered or freely tradable securities. However, pursuant to the Agreement and Plan of Merger, the Company has agreed to file a registration statement covering the resale of the shares issued in connection with the Acquisition within 180 days of the closing.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock immediately after the Acquisition, by:

o each person known to beneficially own more than five percent of the Common Stock

o each director of the Company (including proposed directors)

o all directors and executive officers as a group


Name and Address of                                                                                  Percent of
Beneficial Owner             Title                                       Shares of Common Stock        Class
----------------------------------------------------------------------------------------------------------------

Jeremy T.G. Posner*          Chairman, Secretary and Director     (a)                      8,175,469     1.432%

Gregory A. Somers*           President and Director                                      156,003,929     27.33%

Peter Ianace*                Chief    Executive    Officer   and  (b)                      4,636,293      0.81%
                             Director

Victor  E.  Goetz  -  1266   Senior   Vice   President,    Chief                          28,682,337      5.03%
West   Paces   Ferry   Rd,   Financial      Officer,       Chief
#179, Atlanta, GA 33027      Compliance    Officer,    Assistant
                              Secretary & Director

Robert Logan*                Senior  Vice  President  and  Chief   (c)                       221,791      0.04%
                                Operating Officer

Brian Berger*                Chief Technology Officer & Vice      (d)                        105,045      0.02%
                            President of Engineering

Robert Thompson*             Vice President, Sales                 (e)                        30,000      0.01%

Stephen M. Wagner*           Director                                                     17,489,230      3.06%

All officers, directors                                                                  215,344,094    37.520%
and key executives (8
Persons)

Inter-Tel Inc                                                                             59,463,381     10.42%
120 N 44TH ST, Suite 200,
Phoenix, AZ 85034-1822
tel. 602-302-8900

Dennis D. Somers                                                                          30,081,475      5.27%
4785 240th Ave., Webb,
Iowa 51366

Mike Moehle                                                                               28,682,337      5.03%
3909 River Pl Blvd Austin
TX 78730

Seneca Capital L.P. - 527                                         (f)                     59,667,560     10.35%
Madison Avenue, 11th
Floor, New York, NY 10022

* c/o Vianet Technologies, Inc. - 6509 Windcrest Drive, Suite 160, Plano, TX 75024

(a) Includes (i) 13,627 shares of common stock, (ii) 250,000 shares of common stock underlying options exercisable at $.10 per share, all of which are currently exercisable, (iii) warrants to purchase an additional 32,520 shares of common stock, exercisable at $5.00 per share, all of which are currently exercisable at $5.00 per share,, and (iiv) 7,846,558 shares of common stock owned indirectly through by Xelix Capital Limited, an entity controlled by Mr. Posner, and (v) 32,764 shares of common stock owned indirectly through Eastbrook Systems, an entity controlled by Mr. Posner.

(b) Includes (i) 1,769,626 shares of common stock, (ii) 166,667 shares of common stock underlying options all of which are currently exercisable, (iii) 350,000 shares of common stock and warrants to purchase an additional 350,000 shares of common stock, all of which are currently exercisable, underlying convertible notes, and (iv) 2,000,000 shares of common stock underlying warrants owned by Espre, Inc., an entity controlled by Mr. Ianace, all of which are currently exercisable. Excludes 833,333 shares of common stock underlying options, which are not currently vested or exercisable.

(c) Includes (i) 196,791 shares of common stock and (ii) 25,000 shares of common stock underlying options, all of which are currently exercisable. Excludes 475,000 shares of common stock underlying options, which are not currently vested or exercisable.

(d) Includes (i) 45,045 shares of common stock and (ii) 60,000 shares of common stock underlying options, all of which are currently exercisable. Excludes 445,000 shares of common stock underlying options, which are not currently vested or exercisable.

(e) Includes 30,000 shares of common stock. Excludes 200,000 shares of common stock underlying options, none of which are currently vested or exercisable.

(f) Includes (i) 18,555,916 shares of common stock and (ii) 1,950,971 shares of common stock underlying warrants owned by Seneca Capital L.P., all of which are currently exercisable. In addition, includes (iii) 35,440,216 shares of common stock and (iv) 3,720,457 shares of common stock underlying warrants owned by Seneca Capital International, Ltd., all of which are currently exercisable.

Executive Officers and Directors

         The executive officers, directors and key executives of Vianet, and their ages as of the date hereof, are as follows.

     --------------------------------- -------------------------- -----------------------------------------------
     NAME                                                AGE      POSITION
     ----                                                         --------
     --------------------------------- -------------------------- -----------------------------------------------

     Jeremy T.G. Posner                           56              Chairman and Secretary
     --------------------------------- -------------------------- -----------------------------------------------
     Gregory A. Somers                            47              President and Director
     --------------------------------- -------------------------- -----------------------------------------------
     Peter Ianace                                 53              Chief Executive Officer and Director
     --------------------------------- -------------------------- -----------------------------------------------
     Victor Goetz                                 46              Senior   Vice   President,   Chief   Operating
                                                                  Officer,  Chief Compliance Officer & Assistant
                                                                  Secretary & Director
     --------------------------------- -------------------------- -----------------------------------------------
     Robert Logan                                 57              Senior  Vice  President  and  Chief  Operating
                                                                         Officer
     --------------------------------- -------------------------- -----------------------------------------------
     Brian Berger                                 36              Chief  Technology  Officer & Vice President of
                                                                     Engineering
     --------------------------------- -------------------------- -----------------------------------------------
     Robert Thompson                              55              Vice President, Sales
     --------------------------------- -------------------------- -----------------------------------------------
     Stephen Wagner                               45              Director
     --------------------------------- -------------------------- -----------------------------------------------

BUSINESS OF CSC

Founded in March 2001, CSC is a wholesaler of telecommunications services. On July 24, 2001, CSC acquired 83% of Inter-Tel.Net from Inter-Tel, Inc. (NASD-INTL). The operations of Inter-Tel.Net comprise all of CSC's operations.

Via Inter-Tel.Net, CSC has established Cisco based, Level 3 co-location points of presences both domestically and internationally, providing high quality VoIP on and off net long distance services. These services, which include transport and termination services, a switched 1+VoIP, voice, fax and modem service, and Network Monitoring Operations Center Services, are provided to telecommunication carriers, business enterprises and other service providers. CSC enables telephony communications service providers to offer their consumers high quality voice, data, and video communications. CSC uses Level 3's CrossRoads service, which features destination-sensitive billing, the industry's first pricing based on the destination of Internet traffic rather than traditional flat rate pricing. Using Level 3's CrossRoads service allows CSC to bypass congested Internet exchange points, thereby minimizing latency and maintaining the quality of IP-based enhanced services. In addition, using Level 3's CrossRoads service enables CSC to offer an IP-based packet switching network that is designed to be more efficient than traditional circuit-switching networks. CSC is able to charge customers highly competitive rates because its transmission costs are generally lower than those incurred by traditional circuit-switching competitors. The CSC network reduces transmission costs by providing routing which bypasses many local access, long-distance tariff and settlement charges. The network architecture is open, scalable and standards based and can therefore accommodate rapid deployment of new services like video conferencing, enterprise Virtual Private Networks (VPN) and enhanced data services. CSC services are used by customers such as Verizon, Global Crossing, Qwest and Bell South.

The combination of CSC's global IP network and Vianet's suite of visual media applications results in the Company being able to offer consistent, high quality voice, video and data services to customers on a privately managed IP-based network. This network has Tier 1 bandwidth connections, providing service at levels of quality and reliability that are difficult to achieve over public networks, such as the Internet, and making it ideal for applications like VoIP and Video conferencing, In addition, a state-of-the-art network operations center is in place to monitor, analyze and test all aspects of the network performance 24 hours a day, 7 days a week, to assure high quality and to minimize interruption of service to customers.

For the enterprise customer, the Company is now able to offer a global Virtual Private Network, with bandwidth management and Quality of Service (QoS), providing business quality video conferencing and data collaboration, any time, anywhere. The Company can now provide managed broadband network access, combining the use of traditional broadband copper access and broadband wireless access where traditional wire access isn't practical. This combination allows the Company to offer both the traditional service providers and the enterprise customer a business reason to justify VPN services The merged company has approximately 65 employees based in Dallas and Reno, Nevada.

ITEM 7. Financial Information and Exhibits.

(a)      Financial Statements of Businesses Acquired.

                  The Company acquired Comm-Services Corporation on December 31, 2001. The audited financial statements of Comm-Services Corporation and Subsidiary filed herein as Addendum I include:

o Consolidated Balance Sheet at December 31, 2001;
o Consolidated Statement of Operations for the period from February 16, 2001, inception, through December 31, 2001;
o Consolidated Statement of Shareholders' Deficit for the period from February 16, 2001, inception, through December 31, 2001; and
o Consolidated Statement of Cash Flows for the period from February 16, 2001, inception, through December 31, 2001.

(b) Pro Forma Financial Information filed herein as Addendum II are as follows:

o Pro Forma Consolidated Balance Sheet (Unaudited) as of September 30, 2001; and
o Pro Forma Consolidated Statement (Unaudited) of Operations for the nine months ended September 30, 2001.

(c) Exhibits (Previously filed as an exhibit to the Company's Form 8-K, filed on January 2, 2002).

NUMBER  DESCRIPTION

10.1 Agreement and Plan of Merger, dated December 23, 2001, by and among Vianet Technologies, Inc. Comservices Acquisition Corp. and Comservices Corporation.

                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.
Date: March 8, 2002
                                                        VIANET TECHNOLOGIES INC.

                                                 By: /s/ Victor E. Goetz
                                                         Victor E. Goetz,
                                                         Chief Financial Officer

                                   Addendum I


                    COMM-SERVICES CORPORATION AND SUBSIDIARY

                        CONSOLIDATED FINANCIAL STATEMENTS

       PERIOD FROM FEBRUARY 16, 2001, INCEPTION, THROUGH DECEMBER 31, 2001

                                TABLE OF CONTENTS


                                                                                                                     Page

FINANCIAL STATEMENTS:

   Independent Auditors' Report                                                                                        9

   Consolidated Balance Sheet - December 31, 2001                                                                     10

   Consolidated Statement of Operations - Period From February 16, 2001,
      Inception, through December 31, 2001;                                                                           11

   Consolidated Statement of Shareholders' Deficit -
      Period From February 16, 2001, inception, through December 31, 2001;                                            12

   Consolidated Statement of Cash Flows - Period From February 16, 2001,
      Inception, through December 31, 2001;                                                                           13

   Notes to Consolidated Financial Statements                                                                        14-20



                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Comm-Services Corporation
Plano, Texas


We have audited the accompanying consolidated balance sheet of Comm-Services Corporation as of December 31, 2001, and the related consolidated statements of operations, shareholders' deficit and cash flows for the period from February 16, 2001, inception, through December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Comm-Services Corporation as of December 31, 2001 and the results of its operations and cash flows for the period from February 16, 2001, inception, through December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1, the Company has experienced a loss of $14,168,656 for the period from February 16, 2001, inception, through December 31, 2001 and is in arrears on its capital lease obligations in the amount of $1,082,037 as of December 31, 2001. These factors among others raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note A. The accompanying statements do not include any adjustments that might result from the outcome of this uncertainty.



HEIN + ASSOCIATES LLP

Dallas, Texas
March 6, 2002

Comm-Services Corporation
Consolidated Balance Sheet
December 31, 2001


ASSETS
Current assets:
Cash                                                                                  $ 1,262,989
Accounts receivable, net of allowance of $883,341                                       2,729,289
Deposits and prepaid expenses                                                             685,833
                                                                           -----------------------
Total current assets                                                                    4,678,111

Property and equipment - net                                                            6,799,233

                                                                           -----------------------

TOTAL ASSETS                                                                         $ 11,477,344
                                                                           =======================



LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Current portion of note payable                                                         $ 250,000
Current portion capital lease obligations                                               2,200,630
Accounts payable                                                                       11,895,356
Accrued expenses                                                                        1,373,990
                                                                           -----------------------
Total current liabilities                                                              15,719,976


Long-term debt:
Note payable, excluding current portion                                                 4,700,000
Capital lease obligations, excluding current portion                                    4,905,024
                                                                           -----------------------

Total liabilities                                                                      25,325,000

Commitments and Contingencies (Notes A and H)

Shareholders' deficit:
Common Stock, $1.00 par value; 1,000,000 shares
     authorized; 1,000 shares issued and outstanding                                        1,000
Additional Paid in Capital                                                                320,000
Accumulated deficit                                                                   (14,168,656)
                                                                           -----------------------
     Total shareholders' deficit                                                      (13,847,656)

                                                                           -----------------------

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                                          $ 11,477,344
                                                                           =======================


See accompanying notes to consolidated financial statements.

Comm-Services Corporation Consolidated Statement of Operations For the period from February 16, 2001, inception, through December 31, 2001


Total revenue                                               $ 17,628,364

Cost of revenue                                               18,857,836

                                                   ----------------------
Gross margin                                                  (1,229,472)

Operating expenses:
     Personnel                                                 1,531,660
     Selling, general and administrative                       1,663,799
     Depreciation and amortization                             1,514,105
     Impairment of goodwill                                    7,984,806

                                                   ----------------------
Total operating expenses                                      12,694,370

Loss from operations                                         (13,923,842)

Other income (expense):
     Interest expense                                           (282,223)
     Other                                                        37,409

                                                   ----------------------
Net loss                                                   $ (14,168,656)
                                                   ======================


See accompanying notes to consolidated financial statements.

Comm-Services Corporation
Consolidated Statement of Cash Flows
For the period from February 16, 2001,
     inception, through December 31, 2001

Cash flows from operating activities:
       Net loss                                                               $(14,168,656)

    Adjustments to reconcile net loss to net cash used in operating activities:
       Provision for doubtful accounts                                             883,341
       Depreciation and amortization                                             1,514,105
       Impairment of goodwill                                                    7,984,806
       Accounts receivable                                                      (1,655,786)
       Deposits and prepaid expenses                                              (317,639)
       Accounts payable                                                          5,587,011
       Accrued expenses                                                          1,259,863
                                                                        -------------------

       Net cash provided by operating activities                                 1,087,045


Cash flows from investing activities:
       Cash acquired in Inter-Tel.NET purchase                                      24,817
       Purchase of property & equipment                                           (169,873)
                                                                        -------------------

       Net cash used in investing activities                                      (145,056)

Cash flows from financing activities:
       Proceeds from stock issuance                                                321,000


                                                                        -------------------
Cash and equivalents, end of period                                            $ 1,262,989
                                                                        ===================

Supplemental disclosure of cash flow information:
        Cash paid during the year for interest                                     $ 2,233
                                                                        ===================

Non-cash investing and financing activities:
Note payable issued for acquisition of Inter-Tel. NET                          $ 4,950,000
                                                                        ===================


See accompanying notes to consolidated financial statements.

Comm-Services Corporation Statement of Shareholders' Deficit For the period from February 16, 2001, inception, through December 31, 2001

                                             Total
                                          Shareholders'              Common Stock               Additional            Accumulated
                                             Deficit           Shares          Amount         Paid in Capital           Deficit
                                         -------------------   -----------   --------------   -------------------   ----------------
Balance at February 16, 2001,
       Inception                         $ -                       -           $ -                 $ -               $ -

Shares issued                            $ 321,000              1,000          $ 1,000             $ 320,000         $ -

Net loss                                 $ (14,168,656)            -           $ -                 $ -               $ (14,168,656)

                                         -------------------   -----------   --------------   -------------------   ----------------

Balance at December 31, 2001             $ (13,847,656)         1,000          $ 1,000             $ 320,000         $ (14,168,656)
                                         ===================   ===========   ==============   ===================   ================


See accompanying notes to consolidated financial statements.

COMM-SERVICES CORPORATION AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A:  GENERAL

NATURE OF BUSINESS AND BASIS OF PRESENTATION

         Comm-Services Corporation and its majority owned subsidiary, Inter-Tel.NET, (the "Company") sell international long distance voice and data service to global carriers that include regional Bell operating companies, competitive local exchange carriers, long distance companies and private network providers. The Company provides its services through a combination of its own international network facilities, various international termination relationships and resale arrangements with other international long distance service providers. The Company was incorporated on February 16, 2001 and its majority owned subsidiary was acquired on July 24, 2001.

         As described in Note J, the Company merged with another entity on December 31, 2001. The accompanying financial statements present the Company immediately preceding that transaction.

GOING CONCERN MATTERS

           The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements for the period ended December 31, 2001, the Company incurred losses of $ 14,168,656 for the period from February 16, 2001 (Inception) through December 31, 2001. The Company is also in arrears on its capital lease obligations in the amount of $1,082,037 as of December 31, 2001 and has negative working capital of $11,041,865. These factors among others may indicate that the Company will be unable to continue as a going concern for a reasonable period of time. The financial statements do not include any adjustment relating to the recovery and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

            The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow from operations, to obtain financing arrangements or equity investment on a timely basis sufficient to satisfy current working capital needs and ultimately to attain profitability. The Company is actively pursuing additional financing and equity financing through discussions with lenders and investment bankers.

PRINCIPLES OF CONSOLIDATION

         The consolidated financial statements include the accounts of the Company and its majority owned subsidiary from the effective date of acquisition (see "Note B"). All material intercompany accounts and transactions are eliminated in consolidation.

USE OF ESTIMATES

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates in the accompanying financial statements include the carrying values of property and equipment and impairment of goodwill.

CASH AND CASH EQUIVALENTS

         For purposes of the statement of cash flows, the Company considers all demand deposits and other highly liquid investments with an initial maturity of less than ninety days to be cash equivalents.

PROPERTY AND EQUIPMENT

         Owned property and equipment are recorded at cost. Leased property meeting certain criteria is capitalized and the present value of the related lease payments is recorded as a liability. Maintenance and repairs are charges against income as incurred.

         The Company provides depreciation on owned equipment using the straight-line method over the estimated useful lives of the respective assets. Equipment held under capital leases is amortized on a straight-line basis over the shorter of the lease term or estimated useful life of the asset.

         Useful lives range from two to seven years.

FAIR VALUE OF FINANCIAL INSTRUMENTS

         The fair values of accounts receivable, accounts payable and accrued expenses approximate the carrying values due to their short-term nature. The Company's note payable was recorded based upon its estimated fair value on July 24, 2001 (See Note B), and management does not believe the fair value has changed significantly as of December 31, 2001.

REVENUE RECOGNITION

         The Company records revenues from the sale of telecommunications services at the time of customer usage based upon minutes of traffic processed at contractual fees.

COST OF CARRIER SERVICES

         Cost of carrier services includes network costs that consist of access, transport and termination costs. Such costs are recognized when incurred in connection with the provision of telecommunication services, including costs incurred under operating agreements.

FIXED CAPACITY TERMINATION AGREEMENTS

         The Company enters into agreements that provide the Company the right to use cable or other transport capacity without any rights and duties of ownership. The Company accounts for such leases as operating leases.

CONCENTRATION OF CREDIT RISK

         For the period from Inception through December 31, 2001, all of the Company's customers were telecommunication service providers. The five largest customers represented 74.4% of the Company's revenue while the ten largest customers represented 92.5%.

IMPAIRMENT OF LONG-LIVED ASSETS

         The Company evaluates impairment of long-lived assets pursuant to SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," (SFAS No. 121), which requires impairment losses to be recorded on long-lived assets used in operations when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. This evaluation consists of comparing estimated undiscounted future cash flows over the remaining life of the asset to its carrying value. When such evaluation results in a deficiency, the asset is written down to its estimated fair value.

GOODWILL

         Goodwill from acquisitions represents the excess of purchase price paid over the value of net assets acquired. It is the Company's policy to assess periodically the carrying amount of its goodwill and purchased intangible assets to determine if there has been an impairment to their carrying value. Based on the inability to generate positive cash flows in Inter-Tel.NET since its acquisition, the Company recorded a charge of $7,984,806 to write-off the carrying value of the goodwill. See Note B.

RECENT ACCOUNTING PRONOUNCEMENTS

      In July 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 141 "Business Combinations" (SFAS No. 141) and Statement of Financial Accounting Standards No. 142 "Goodwill and Other Intangible Assets" (SFAS No. 142). SFAS No. 141 requires the purchase method of accounting to be used for all business combinations, and prohibits the pooling-of-interests method of accounting. This statement is effective for all business combinations initiated after June 30, 2001 and supercedes APB Opinion No. 16, "Business Combinations" as well as Financial Accounting Standards Board Statement of Financial Accounting Standards No. 38, "Accounting for Preacquisition Contingencies of Purchased Enterprises."

         SFAS No. 142 addresses accounting for intangible assets that are acquired individually or with a group of other assets upon their acquisition. This statement requires goodwill amortization to cease and for goodwill to be periodically reviewed for impairment, for fiscal years beginning after December 15, 2001. SFAS No. 142 supercedes APB Opinion No. 17, "Intangible Assets." Goodwill and intangible assets acquired after June 30, 2001, are subject to the nonamortization and amortization provisions of SFAS No. 142. The statement does not allow amortization of goodwill that is recorded for acquisitions that occur after June 30, 2001.

         In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 143, "Accounting for Asset Retirement Obligation" (SFAS No. 143). SFAS No. 143 is effective for fiscal years beginning after June 15, 2002, and will require companies to record a liability for asset retirement obligations in the period in which they are incurred, which typically could be upon completion or shortly thereafter. The FASB decided to limit the scope to legal obligation and the liability will be recorded at fair value. The effect of adoption of this standard on the Company's results of operations and financial positions is being evaluated.

         In October 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standard No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS No. 144). SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. It provides a single accounting model for long-lived assets to be disposed of and replaces SFAS No. 121 "Accounting for the Impairment of Long-Lived Assets and Long-Lived Assets to Be Disposed Of." The effect of adoption of this standard on the Company's results of operations and financial positions is being evaluated.

NOTE B:  ACQUISITION

     On July 24, 2001, the Company purchased 83% of Inter-Tel.NET, Inc. ("ITN") from Inter-Tel, Inc. in a stock purchase transaction. ITN is a facilities-based provider of U.S. originated international long-distance voice and data terminations services.

         The acquisition of ITN has been accounted for using the purchase method of accounting. Accordingly, the results of ITN's operations have been included in the accompanying consolidated financial statements from July 24,2001. The excess of purchase price over the fair value of net assets acquired has been recorded as goodwill. The following summarizes the allocation of the purchase price:

Purchase price:
           Note Payable                                       $        4,950,000
                                                                       ---------

          Total purchase price                                $        4,950,000

Allocation to fair value of net assets:
  Current assets                                              $       (2,439,855)
  Property and equipment                                              (8,143,465)
  Capital lease obligations                                            7,879,521
  Accounts payable and other liabilities                               5,648,605
                                                                       ---------

          Goodwill                                            $        7,984,806
                                                                       =========


PRO FORMA RESULTS OF OPERATIONS

         On a pro forma, unaudited basis, as if the acquisition of Inter-Tel.NET, Inc. had occurred on February 16, 2001, total revenue and operating loss for the year ended December 31, 2001 would have been approximately $ 29,397,688 and $ (18,353,336), respectively. These unaudited pro forma results have been prepared for comparative purposes only and are not necessarily indicative of the results of operations that would actually have occurred had the acquisitions been in effect on the dates indicated.

NOTE C:  PROPERTY AND EQUIPMENT

         Property and equipment consists of the following:


                  Network equipment                  $         7,832,062
                  Network operations center                      299,676
                  Office equipment and furniture                 181,600

                  Less: accumulated depreciation
                              and amortization                (1,514,105)
                                                              -----------

                                                     $         6,799,233

         Network equipment includes assets recorded under capital leases of $ 7,219,868 with related accumulated depreciation and amortization of $1,318,589.

NOTE D:  NOTE PAYABLE

            The Company has a note payable in the amount of $4,950,000 to Inter-Tel, Inc. as consideration for the purchase of an 83% interest in Inter-Tel.NET from Inter-Tel, Inc. The note is collateralized in part by stock and other marketable securities and 100% of the net assets of Inter-Tel.NET. The note was originally due and payable with a principal payment of $250,000 due sixty (60) days from July 24, 2001 but later modified to provide for a later payment date for the initial payment; then interest only due and payable from October 16, 2001 through July 15, 2002; then monthly principal and interest payments based on 1% of collected monthly revenues from July 16, 2002 to October 15, 2002 and based on 2% of collected monthly revenues from October 16, 2002 until paid in full. The note is due and payable on December 31, 2007, or earlier in the event of default or a "change of control" of the purchased entity. The interest rate for the note is 6% per annum.

NOTE E:  CAPITAL LEASE OBLIGATIONS

          The Company leases telecommunications network and related equipment through capitalized lease agreements. Future minimum lease payments on capitalized lease obligations at December 31, 2001 are as follows:

                                                          2002      $ 2,535,542
                                                          2003        2,568,481
                                                          2004        1,959,253
                                                          2005          584,506
                                                          2006          100,726
                                                                    -----------

Total minimum lease payments .................................        7,748,508
Less amount representing interest ............................         (642,854)
                                                                    -----------

Present value of minimum lease payments ......................        7,105,654
Less current portion of capitalized lease obligations ........       (2,200,630)
                                                                    -----------

Long-term portion of capitalized lease obligations ...........      $ 4,905,024
                                                                    ===========

     The capital lease obligations are guaranteed by Inter-Tel, Inc., the Company's minority owner.

NOTE F:  MINORITY INTEREST

         The Company acquired an 83% interest in Inter-Tel.NET, Inc. on July 24, 2001. The consolidated financial statements include the full amount of the assets and liabilities for the balance sheet and the full amount of income and expense for the income statement. Since liabilities exceed assets and a net loss is presented, no adjustment to the financial statements is included for the minority interest. There is no reason to believe that the minority owners will make additional capital contributions to reduce these deficits and accordingly no minority interest asset is recorded. The minority owner's interest in any future profits will not be recorded until the aggregate of such profits exceeds the unrecognized minority interest losses.

NOTE G:  INCOME TAXES

           The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 (SFAS No. 109), "Accounting for Income Taxes." SFAS No. 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences attributable to differences between the carrying amounts of assets and liabilities for financial reporting purposes and their respective tax bases, and for operating loss and tax credit carry forwards. In estimating future tax consequences, SFAS No. 109 generally considers all expected future events other than the enactment of changes in tax laws or rates. Valuation allowances are provided if, based upon the weight of the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

     The Company has no income tax benefit or expense due to its net loss.

     The components of deferred tax assets and liabilities at December 31, 2001, are as follows:

DEFERRED TAX ASSETS
Goodwill impairment charge                                     $ 2,713,171
Net operating loss                                               1,633,599
Reserves and accrued expenses                                      388,535
Equipment capital leases                                           223,726
                                                                -----------

Total                                                            4,959,031
Valuation reserve                                              ( 4,959,031)
                                                                -----------

Net deferred tax assets                                        $         0
                                                                ===========

The Company's net operating loss carryforward for income tax purposes at December 31, 2001 is approximately $4,700,000. This amount may be used to offset future taxable income through 2021.

NOTE H:  RELATED PARTY TRANSACTIONS

         The Company sells and purchases telecommunications services to and from Inter-Tel NetSolutions Inc., a subsidiary of its minority owner, Inter-Tel, Inc. For the period from Inception through December 31, 2001, the total revenue and expense from this related party were $610,079 and $605,866, respectively. The amounts due to and due from NetSolutions at December 31, 2001 were $ 623,311 and $ 495,044, respectively.

          The Company leases office space in Reno, Nevada from Inter-Tel, Inc. under a lease that expires on July 15, 2002. Total rental expense for this related party for the period from Inception through December 31, 2001, was $ 81,159.

          The Company charters a private plane on an occasional basis from Fairways Aviation Inc., a company owned by its President and Chief Executive Officer, Gregory A. Somers. Total expense recorded for the period from Inception through December 31, 2001 for this related party was $94,705.

NOTE I:  SUBSEQUENT EVENTS

            On December 23, 2001, the Company entered into an Agreement and Plan of Merger with Vianet Technologies, Inc. ("Vianet"), which closed on December 31, 2001. The Company received an aggregate of 349,293,656 newly issued shares of Vianet's common stock, which shares represented 60% of Vianet's issued and outstanding shares immediately following the completion of the transaction. Vianet develops, manufactures and sells computer visual communication technologies and value added services. Vianet is a publicly held company traded on the NASD OTC Electronic Bulletin Board under the Symbol: VNTK.

                                 -Addendum II-

         On December 31, 2001, the Company acquired 100% of the outstanding capital stock of Comm-Services Corporation ("CSC") in exchange for an aggregate of 349,293,656 newly issued shares of the Company's common stock (the "Acquisition"), which shares represent 60% of the Company's issued and outstanding shares immediately following the completion of the transaction. The transaction is accounted for as an issuance of equity by CSC and a recapitalization of CSC under the capital structure of the Company in exchange for the net assets of the Company. This type of transaction is commonly referred to as a reverse acquisition.

         The following unaudited pro forma financial statements have been prepared as if the acquisition of Comm-Services Corporation and Subsidiary by the Company had occurred on the first day of the period presented in the pro forma statement of operations and as of September 30, 2001 in the pro forma balance sheet. The pro forma financial information is based on the historical financial statements of the Company and CSC and gives effect to the combination under the purchase method of accounting. The pro forma financial statements include the financial statements of CSC based on its year end of December 31, 2001. The statement of operations of CSC is for the period from its inception (February 16, 2001) to December 31, 2001, but since CSC had minimal activity before April, 2001, it represents approximately nine months of operations. As described in the notes to the pro forma financial statements, certain significant determinations as to the amount and allocation of the purchase price and assessment of impairment have not been completed. The pro forma financial statements should be read in conjunction with their explanatory notes and the historical financial statements of the Company and should not be considered to be a representation of actual results that would have occurred if the transaction had occurred on the dates indicated.

VIANET TECHNOLOGIES, INC.
UNAUDITED  PRO FORMA CONSOLIDATED BALANCE SHEETS

                                                        Vianet     Comm-Services
                                                    ------------    ------------    ------------    ------------
                                                       30-Sep-01       31-Dec-01   Pro Forma adj      Pro Forma
                                                    ------------    ------------    ------------    ------------
Current Assets
       Cash and cash equivalents ................   $      7,045    $  1,262,989                    $  1,270,034
       Accounts receivable - net ................         35,000       2,729,289                       2,764,289
       Prepaids and other current assets ........        118,743         685,833                         804,576
                                                    ------------    ------------    ------------    ------------
                                                         160,788       4,678,111            --         4,838,899
                                                    ------------    ------------    ------------    ------------

Property and Equipment ..........................        378,877       6,799,233                       7,178,110
                                                    ------------    ------------    ------------    ------------

Other Assets
       Goodwill and intangible assets ...........                                     24,731,000 2    24,731,000
       Security deposits ........................        233,622            --                           233,622
                                                    ------------    ------------    ------------    ------------
                                                         233,622            --              --           233,622
                                                    ------------    ------------    ------------    ------------
       TOTAL ASSETS .............................   $    773,287    $ 11,477,344    $ 24,731,000    $ 36,981,631
                                                    ============    ============    ============    ============

Current Liabilities
       Demand notes payable .....................   $    365,000    $       --                      $    365,000
       Accounts payable and accruals ............      4,610,784      13,269,346                      17,880,130
       Convertible notes payable ................      9,231,790                      (9,231,790) 1           --
       Current portion of note payable ..........                        250,000                         250,000
       Current portion capital lease obligations                       2,200,630                       2,200,630
       Deferred revenue .........................         11,000            --                            11,000
       Net liabilities of discontinued operations        435,319            --                           435,319
                                                    ------------    ------------    ------------    ------------
                                                      14,653,893      15,719,976      (9,231,790)     21,142,079
                                                    ------------    ------------    ------------    ------------

Long-term Debt
       Note payable .............................           --         4,700,000                      4,700,000
       Capital lease obligations ................           --         4,905,024                      4,905,024
                                                    ------------    ------------    ------------    ------------
                                                            --         9,605,024            --        9,605,024
                                                    ------------    ------------    ------------    ------------

Shareholders' Deficit,
       Common shares ............................         53,009           1,000         448,439  3     502,448
       Treasury stock ...........................       (200,000)           --                         (200,000)
       Subscription receivable ..................           (500)           --                             (500)
       Additional paid-in capital ...............     32,614,644         320,000     (14,133,408) 4  18,801,236
       Warrants and options issued ..............     15,301,768            --       (14,001,768) 4   1,300,000
       Deferred offering costs ..................     (1,571,226)           --         1,571,226  4          --
       Accumulated deficit ......................    (60,078,301)    (14,168,656)     60,078,301  4 (14,168,656)
                                                    ------------    ------------    ------------    ------------
            Total Shareholders' Deficit .........    (13,880,606)    (13,847,656)     33,962,790       6,234,528
                                                    ------------    ------------    ------------    ------------
Total Liabilities and Shareholders' Deficit .....   $    773,287    $ 11,477,344    $ 24,731,000    $ 36,981,631
                                                    ============    ============    ============    ============

Notes to Pro Forma Balance Sheet:

     (1) All convertible notes payable were exchanged for common shares as a condition of closing for the Comm-Services transaction and therefore are eliminated. In connection with this exchange 99,145,172 shares were issued to the convertible note holder.

     (2) The following table outlines the allocation to goodwill and other intangible assets of the Purchase Price for the Comm-Services acquisition. The transaction is accounted for as an issuance of equity by Comm-Services and a recapitalization of Comm-Services under the capital structure of Vianet in exchange for the net assets of Vianet.

     The Purchase Price amount of $20,083,000 is calculated as the value of the 220,987,000 shares held by the Vianet shareholders at the trading price per share of $.10 at the time of closing, less a 15% discount to reflect and the restrictions and the thin trading of the stock, and the value determined, using the Black Scholes option pricing model, of the outstanding Vianet options and warrants of $ 1,300,000.



  Purchase price........ .................................         $ 20,083,000





Allocation to fair value of net assets:


  Current assets .........................................             (161,000)

  Property and equipment .................................             (379,000)

  Security deposits - long term ..........................             (234,000)

  Accounts payable and other liabilities
      excluding convertible notes ........................            5,422,000

                                                                   -------------
Goodwill and intangible assets ...........................         $ 24,731,000
                                                                   =============

The Company has not yet determined the actual amount at which the purchase price will be recorded, and this amount is a preliminary assessment. The Company has also not completed the allocation of the purchase price to intangible assets acquired.

     (3) Adjust Common Stock for the issuance of shares to convertible note holders and to Comm-Services.

Convertible note holders ...............................              99,145,177

Comm-Services ..........................................             349,293,656
                                                                   -------------
Total ..................................................             448,438,828
                                                                   =============

     (4) Eliminate applicable Vianet equity accounts and adjust paid in capital and warrants and options for purchase accounting.

VIANET TECHNOLOGIES, INC. AND SUBSIDIARIES (VIANET)
Unaudited Pro Forma Statements of Operations

                                                Vianet          Comm-Services
                                            9 months ended     9 months ended    Proforma ADJ     Proforma
                                          September 30, 2001  December 31, 2001
                                              -------------    -------------    -------------    -------------
Revenue:
    Sales and services ....................   $     702,706    $  17,628,364                     $  18,331,070
    Interest and other income .............           7,463             --                               7,463

                                              -------------    -------------    -------------    -------------
                                                    710,169       17,628,364             --         18,338,533
                                              -------------    -------------    -------------    -------------
Costs and Expenses:
    Cost of goods and services sold .......          33,948       18,857,836                        18,891,784
    Selling, general and administrative ...       4,292,091       11,180,265                        15,472,356
    Research and development ..............       1,013,216             --                           1,013,216
    Depreciation and amortization .........         275,205        1,514,105              - 3        1,789,310
    Interest and other financing costs ....       6,554,215          244,814     (6,029,009)1          770,020

                                              -------------    -------------    -------------    -------------
                                                 12,168,675       31,797,020       (6,029,009)      37,936,686
                                              -------------    -------------    -------------    -------------
Loss From Operations
    Before Extraordinary Item .............   $ (11,458,506)   $ (14,168,656)   $   6,029,009    $ (19,598,153)
                                              =============    =============    =============    =============

Loss per share - basic and diluted, before:
    extraordinary item ....................   $       (0.30)                                     $       (0.04)

Weighted average number of
    shares outstanding ....................      38,650,433             --      448,438,828 2      487,089,261
                                              =============    =============    =============    =============

Notes to Pro Forma Statement of Operations:

     (1) All convertible notes payable were exchanged for common shares as a condition of closing for the Comm-Services transaction. Interest expense for the convertible notes is eliminated for the period presented.

     (2) Adjust Common Stock for the issuance of shares to convertible note holders and to Comm-Services.

Convertible note holders .................................            99,145,177

Comm-Services ............................................           349,293,656
                                                                     -----------
Total ....................................................           448,438,828
                                                                     ===========

     (3) The Company has not yet performed an assessment for impairment of goodwill and other intangible assets. After that assessment is performed, some portion of these assets may be charged off to expense.